UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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☒	CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 9, 2017

Commission File Number 001-35844
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Pinnacle Foods Inc.
(Exact name of registrant as specified in its charter)
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Delaware	35-2215019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

399 Jefferson Road Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 541-6620
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
On August 7, 2017, Pinnacle Foods Inc. (the ”Company”) entered into a definitive purchase agreement with Ryder Integrated Logistics, Inc. (“Ryder”) to acquire a frozen warehouse and vegetable packaging facility (the “Facility”) from Ryder located in Beaver Dam, Wisconsin for $37.5 million plus contingent payments that are dependent on the satisfaction of certain pre-closing contract conditions.
The acquisition, which will be funded with cash on hand, will provide the Company with incremental capacity beginning in early 2018 to support the continued, strong growth of its Birds Eye franchise, including providing manufacturing flexibility for innovation. In addition, the Facility is also expected to drive productivity and margin enhancement, consistent with the network optimization initiatives in the Company’s long-term strategic plan, beginning in the second half of 2018. The Company expects to begin the integration of the Facility into its supply chain network in the second half of this year.
The purchase agreement contains customary representations, warranties, covenants and indemnification provisions. Subject to the satisfaction of customary closing conditions set forth in the purchase agreement, the Company expects the acquisition to close in the fourth quarter of 2017.
This information is being “furnished” pursuant to Item 7.01 and in accordance with general instruction B.2 to Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section, nor shall such information be deemed to be incorporated by reference into any filings under the Securities Act of 1933.
This current report contains statements that predict or forecast future events or results, depend on future events for their accuracy or otherwise contain “forward-looking statements.” Such forward-looking statements include information concerning our possible or assumed future results of operations. These statements often include words such as “approximate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “forecast,” “may,” “should” or variations of such words or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including but not limited to the risks and uncertainties detailed in our Form 10-K filed with the Securities and Exchange Commission on February 23, 2017. Although we believe that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. The registrant assumes no obligation to update the forward-looking statements made in this current report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PINNACLE FOODS INC.

By:	/s/ CRAIG STEENECK

Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer
Date:	August 9, 2017